EXHIBIT 10.5.2

FIRST AMENDMENT
TO THE
PIER 1 IMPORTS, INC.
MANAGEMENT RESTRICTED STOCK PLAN

     WHEREAS, PIER 1 IMPORTS, INC. (the “Company”) has heretofore adopted the PIER 1 IMPORTS, INC. MANAGEMENT RESTRICTED STOCK PLAN (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan’s definition of “Subsidiary” contained in Section 2 of the Plan to include wholly owned non-corporate business trust(s) of the Company;

     NOW, THEREFORE pursuant to Section 8 of the Plan, effective October 1, 1996, the Plan is amended as follows:

1.	The definition of “Subsidiary” set forth in Section 2 of the Plan is amended to read as follows:

“Subsidiary” means any corporation or business trust the majority of the outstanding voting stock of which is owned, directly or indirectly by the Company.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the stated effective date.

PIER 1 IMPORTS, INC.,
a Delaware corporation

By:
E. Mitchell Weatherly
Senior Vice President

SECOND AMENDMENT
TO THE
PIER 1 IMPORTS, INC.
MANAGEMENT RESTRICTED STOCK PLAN

     WHEREAS, Pier 1 Imports, Inc. (the “Company”) has adopted the PIER 1 IMPORTS, INC. MANAGEMENT RESTRICTED STOCK PLAN (the “Plan”); and

     WHEREAS, the Plan commenced and became effective June 24, 1993; and

     WHEREAS, the Plan was amended effective October 1, 1996 and the Company desires to further amend the Plan;

     NOW, THEREFORE pursuant to Section 8 of the Plan, the Plan is hereby amended effective December 23, 1997, as follows:

1.	Section 6 of the Plan is amended by adding a new subsection (f), which shall read as follows:

               (f) Upon termination of the Grantee’s employment with the Company or any subsidiary of the Company (or the successor of any such company) for any reason, all Restricted Stock as to which the restrictions thereon shall not have lapsed shall be immediately forfeited to the Company.

In all other respects, the Plan, as amended, is hereby ratified and affirmed.

PIER 1 IMPORTS, INC.,
a Delaware corporation

By:

E. Mitchell Weatherly
Senior Vice President